SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2002

Greater Bay Bancorp
(Exact name of registrant as specified in its charter)

California	77-0387041
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 0-25034

2860 West Bayshore Road
Palo Alto, California 94303
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 813-8200

Item 5. Other Events.

On May 13, 2002, Greater Bay Bancorp (the “Registrant”) issued a press release announcing that representatives of the Registrant will participate in the Hoefer & Arnett conference on May 14, 2002. The press release, included in this report as Exhibit 99.1, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibits

99.1	Press Release dated May 13, 2002 re conference participation

99.2	Greater Bay Bancorp slide presentation for May 14, 2002 Hoefer & Arnett conference

Item 9. Regulation FD Disclosure

The slide presentation included herein as Exhibit 99.2 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp (Registrant)

	By:	/s/ Linda M. Iannone
Dated: May 14, 2002		Linda M. Iannone
Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release dated May 13, 2002 re conference participation

99.2	Greater Bay Bancorp slide presentation for May 14, 2002 Hoefer & Arnett conference

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